                                                                      EXHIBIT 24
                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 3rd day of May, 2001.



                                                     /s/ Dwayne O. Andreas
                                                     Dwayne O. Andreas

                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 3rd day of May, 2001.



                                                     /s/ G. Allen Andreas
                                                     G. Allen Andreas

                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 3rd day of May, 2001.



                                                     /s/ John R. Block
                                                     John R. Block

                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 3rd day of May, 2001.



                                                     /s/ Richard R. Burt
                                                     Richard R. Burt

                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 3rd day of May, 2001.



                                                     /s/ Mollie H. Carter
                                                     Mollie H. Carter

                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 3rd day of May, 2001.



                                                     /s/ Herman de Boon
                                                     Herman de Boon

                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 3rd day of May, 2001.



                                                     /s/ F. Ross Johnson
                                                     F. Ross Johnson

                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 3rd day of May, 2001.



                                                     /s/ David Mimran
                                                     David Mimran

                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 3rd day of May, 2001.



                                                     /s/ M. Brian Mulroney
                                                     M. Brian Mulroney

                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 3rd day of May, 2001.



                                                     /s/ Robert S. Strauss
                                                     Robert S. Strauss

                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 3rd day of May, 2001.



                                                     /s/ John K. Vanier
                                                     John K. Vanier

                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 3rd day of May, 2001.



                                                     /s/ O. Glenn Webb
                                                     O. Glenn Webb

                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 3rd day of May, 2001.



                                                     /s/ Andrew Young
                                                     Andrew Young